NT	C O N F I D E N T I A L

TM

DATA LICENSE & RESELLER AGREEMENT (Fleet/GIS Applications)

Between

Navigation Technologies Corporation ("NT")

and

NAVITRAK INTERNATIONAL CORPORATION {LICENSEE}

THIS DATA LICENSE AGREEMENT ("Agreement") is made and entered into between NT and LICENSEE as of the Effective Date:

1	ARTICLE 1

1.1	Effective Date:	30 March 2001

1.2	Expiration Date:	29 March 2004

1.3	NT Place of Incorporation:	Delaware

1.4	LICENSEE Place of Incorporation:	Province of Ontario

1.5	NT Address:	Navigation Technologies Corporation 10400 West Higgins Road Rosemont, IL 60018 Attn: General Counsel Phone: 847-795-700 Fax: 847-699-8057

1.6	LICENSEE Address:	Navitrak International Corporation 904-1660 Hollis Street Halifax, Nova Scotia B3J 1V7 Canada Attention: President Phone: +1-902-429-1438 FAX: +1-902-429-1582

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ARTICLES 2-6: DEFINITIONS AND TERMS OF GRANT

2.	DEFINITIONS

2.1         "Application" shall mean a product, apparatus, service or system specifically identified in a Territory License for which use of the NAVTECH Data is authorized.

2.2         "Copy" shall mean any reproduction in any form on a single storage media (of a type as may be specified in a Territory License) of all or any portion of the NAVTECH Data.

2.3         "End-User" shall mean any entity or person who receives or uses a Copy of the NAVTECH Data or information contained therein or derived therefrom for personal use in an Application with no right to sublicense the Copy.

2.4         "Intellectual Property Rights" shall mean patent rights, copyrights, database rights, trademarks, service marks, and any and all other statutory and legal rights and protections available under applicable laws for the protection of intellectual property.

2.5         "Lead Referral" shall mean a person or entity identified by NT to LICENSEE as a potential customer (i.e., a "lead') of LICENSEE for Copy(ies) of NAVTECH Data with respect to Application(s) identified in a Territory License.

2.6	"Licensed Territory" shall mean the geographical area as specified in a Territory License.
2.7	"NT" shall also include its subsidiaries, collectively and singly, unless the context clearly requires otherwise.

2.8         "NAVTECH Data" shall mean the geographic data of the Licensed Territory made by or for, and generally released by, NT and limited to the contents specified in a Territory License.

2.9         "NAVTECH Product" shall mean a Copy and related documentation and other materials as defined by NT in its sole discretion and packaged together suitably for distribution to End-Users and available for order from NT from time to time.

2.10       "Territory License" shall mean each fully executed Schedule which is attached to this Agreement. To the extent that any of the provisions of a Territory License are inconsistent with, or conflict with, any of the provisions of this Agreement, the provisions of such Territory License shall prevail.

3.	PARTIES

3.1         Successors and Assigns. The rights and obligations of each party under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party, which consent will not be unreasonably withheld, except that NT may assign this Agreement to a parent, subsidiary, or any entity that acquires substantially all of its stock, assets or business. For purposes of this Section 3.1, a change in control of LICENSEE shall be regarded as an assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.2         No Third Party Beneficiaries. This Agreement is between NT and LICENSEE. No third party beneficiaries are intended.

3.3         Independent Contractors. The relationship of NT and LICENSEE established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to (a) give either party the power to direct and control the day-to-day activities of the other, (b) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (c) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

4.	GRANT OF LICENSE

4.1         License. Subject to LICENSEE's performance of its obligations under this Agreement, NT hereby grants LICENSEE with respect to each Territory License a non-exclusive, non-transferable (except as set forth in Section 3.1 (Successors and Assigns)), non-sublicensable license under NT's Intellectual Property Rights to use the NAVTECH Data in the Licensed Territory, solely as further specified as the "Use Rights" in such Territory License and solely for the term and Licensed Territory and in the Application(s) specified in such Territory License.

4.2         Additional Licenses. Subject to future agreement of the parties, NT may grant future Territory Licenses to LICENSEE covering additional Use Rights, Licensed Territories and Applications. Any such license shall be set forth as an additional Territory License, shall be signed by the appropriate parties, and shall be subject to all of the terms and conditions of this Agreement except to the extent such Territory License expressly indicates otherwise.

4.3         End-User Licenses. Each present and future Territory License shall include an attachment containing End-User terms provided and/or approved by NT which, among other things, restrict use of the NAVTECH Data to licensed Applications ("End-User Terms"). LICENSEE shall provide each End-User, in

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a form and manner of presentation approved in advance in writing by NT, with a copy of the End-User Terms. Without limiting the foregoing, LICENSEE shall ensure that End-Users are made aware of and have a reasonable opportunity to examine and accept such End-User Terms prior to obtaining possession of or using the NAVTECH Data. End-Users shall only be entitled to possess and/or use the NAVTECH Data if they accept the End-User Terms. NT reserves the right to amend and/or replace End-User Terms and the form and manner of presentation thereof after providing 90 days advance written notice to LICENSEE. In addition to the foregoing, LICENSEE shall provide each End-User with any and all legally required and otherwise necessary and appropriate training, instruction, warnings, disclaimers, and safety information.

5.	FEES & PAYMENT

5.1         License & Support Fees. LICENSEE shall pay NT license fees and technical support fees in the amounts specified in each Territory License. Such license fees are due on the dates set forth in each Territory License.

5.2         Minimum Annual License Fees. LICENSEE shall pay NT the amount of any minimum annual license fees ("Minimum Annual License Fees") specified in each Territory License. Minimum Annual License Fees are due on the dates specified in each Territory License. Unless, otherwise specifically set forth in a Territory License:

5.2(a) the Minimum Annual License Fee for any Territory License shall be applied in each annual period to license fees due under Section 5.1 for such Territory License for such annual period;

5.2(b) unused amounts of any Minimum Annual License Fee in any annual period, if any, are not refundable and cannot be applied to any other annual period or credited towards license fees due under a different Territory License, or applied to any other monies due NT.

5.3         Fees on Payments. In addition to all fees and charges required to be paid by LICENSEE to NT under this Agreement, LICENSEE shall be responsible for and shall pay any and all fees, currency conversion costs, withholdings, taxes, and other costs or charges on such payments and transfers to NT, exclusive of any income taxes calculated on NT's net income.

5.4         Manner of Payment. All payments made by LICENSEE to NT hereunder shall be made by means of good funds or telegraphic transfer of funds in the currency (or officially invoked successor thereof) and to the bank account as NT may from time-to-time direct.

5.5         Payment Default. In the event that LICENSEE is late or otherwise in default with respect to any payment due hereunder, LICENSEE shall pay to NT interest at an annual percentage rate of 15% (or the maximum rate permitted by law for any period in which the permitted rate is less than 15%), on the sum due from the due date of the payment until the full payment thereof.

5.6         License Fee Reports. On or before the 10th day of each calendar month, LICENSEE shall provide NT with a written license fee report, in Microsoft Excel format, certified by an authorized representative of LICENSEE. The report shall set forth the license fees and other charges due and the basis of calculation thereof as well as such other information NT may reasonably request, including, without limitation: (i) the number of all Copies distributed by LICENSEE since the last such report; (ii) the release date of the version of the NAVTECH Data used to make such Copies; (iii) the geographic coverage corresponding to each Copy distributed and, for Copies containing NAVTECH Data for only a portion of a country, the number of links (i.e., segments) or kilometers for the roadways represented in the NAVTECH Data for such portion; (iv) the name and address of the End-User of the Application; (v) the number of Authenticated Users and/or servers of the End-User, as applicable; (vi) whether each Copy is the initial Copy distributed to the End-User or an updated version thereof; and (vii) other information that is necessary to understand the fee calculation as may be apparent from the applicable Territory License.

5.7         Lead Referral Report. On or before the first Friday of the first full week of each calendar month, LICENSEE shall provide NT with a written Lead Referral report, in Microsoft Excel format, which for each Lead Referral provided by NT to LICENSEE shall set forth: (i) the name of the lead; (ii) the date on which NT provided the Lead Referral to LICENSEE: (iii) the name of a contact at the lead; and (iv) the status of the Lead Referral, including, without limitation, the identity of the product sold to such lead if a sale was made or, if no sale was made, the reason(s) therefor.

5.8         Right to Audit. LICENSEE shall keep and maintain detailed and accurate books and records with regard to license fees and the basis of calculation thereof for a period of three (3) years after the applicable payment of license fees. NT shall have the right, at its own expense, on reasonable notice and not more often than once annually, to inspect and audit LICENSEE's records and other relevant information for the purpose of verifying the amount of license fees and other charges due and LICENSEE's compliance with the terms and conditions of this Agreement. Any inspection and audit of business records shall occur within eighteen (18) months following the applicable fee payment and shall be during reasonable business hours at the location

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where LICENSEE maintains such records. NT shall maintain the confidentiality of such records to the extent required under ARTICLE 16, and shall put the information and records inspected to no other use than the verification of license fees due and LICENSEE's compliance with the terms and conditions of this Agreement. If such an audit determines that payments made during any period audited were 5.0% or more below the amount actually due, then the reasonable expense of the audit shall be borne by LICENSEE. LICENSEE shall pay NT any amount shown to be due by an audit within 10 days of completion of the audit with interest as specified in Section 5.5 on the amount of the underpayment.

6.	TERM & TERMINATION

6.1         Term. Unless terminated as provided herein, the term of this Agreement is from the Effective Date through the Expiration Date. The term of each Territory License shall be as specified therein, but in no event beyond the term of this Agreement.

6.2         Termination by NT. NT may terminate this Agreement and/or any Territory License without cause upon 90 days advance written notice.

6.3         Termination for Breach. If either party materially breaches any of the terms of this Agreement, and fails to cure such a breach within 30 days after receiving written notification of such breach from the non-breaching party, the non-breaching party may immediately terminate this Agreement and may, in addition to all other remedies available at law and in equity, protect its interests by any means available to it.

6.4         Termination for Bankruptcy. NT may immediately terminate this Agreement if any of the following events occur affecting LICENSEE: (a) voluntary bankruptcy or application for bankruptcy; (b) involuntary bankruptcy or application for bankruptcy not discharged within sixty (60) days; (c) appointment of receiver for all or a portion of LICENSEE's assets; or (d) any assignment for the benefit of creditors.

6.5         Obligations On Termination. Immediately following termination or expiration of this Agreement or any Territory License for any reason, LICENSEE shall cease any and all use and distribution of the NAVTECH Data, undistributed Copies, information and services derived therefrom, related documentation, and all other information and materials provided by NT to LICENSEE under the Agreement or Territory License, respectively, and LICENSEE shall return or destroy (and provide certification thereof) all of the foregoing items and materials to NT within 30 days of such termination or expiration.

ARTICLES 7-9: DELIVERY, QUALITY AND SUPPORT

7.	DELIVERY

NT shall deliver the NAVTECH Data for each Licensed Territory to LICENSEE, and in a format, as specified in the Territory License. LICENSEE acknowledges that the NAVTECH Data corresponding to certain portions of the Licensed Territory continues to be developed and will only be available to LICENSEE as otherwise provided in this Agreement upon general release after completion. LICENSEE shall pay NT a processing and delivery fee as may be set forth in each Territory License for each copy of the NAVTECH Data for the Licensed Territory delivered hereunder.

8.	QUALITY

8.1         Specification Changes. NT reserves the right to modify the content specifications for any NAVTECH Data at any time, including, without limitation, adding, deleting and re-categorizing data elements. NT will provide LICENSEE with at least three-months prior notice of any modification of the specification of the NAVTECH Data consisting of adding a new data element category, deleting a data element category or, where the NAVTECH Data is specified in a layered format, moving a data element category to a different layer.

8.2         Error Reporting. LICENSEE agrees that any and all information and documentation concerning alleged and/or actual errors, problems, complaints, and related matters concerning the NAVTECH Data of which LICENSEE is or becomes aware shall be promptly made fully and freely available to NT, without charge, for NT's unlimited use in its sole discretion, including, but not limited to, NT's incorporation of such information and documentation into the NAVTECH Data. LICENSEE shall not retain, acquire or assert any right, title or interest in or to the NAVTECH Data or the Intellectual Property Rights thereto based on the transfer of such information and documentation to NT or NT's use or incorporation of such information and documentation (or derivatives thereof) in the NAVTECH Data or otherwise.

9.	TECHNICAL SUPPORT

9.1         LICENSEE Support. NT shall provide LICENSEE with technical support relating to the NAVTECH Data as specified in each Territory License.

9.2         End-User Support. LICENSEE shall provide End-Users with a commercially reasonable level of technical support relating to Applications and NAVTECH Data.

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ARTICLES 10-11: RIGHTS AND RESTRICTIONS

10.	RIGHTS IN NAVTECH DATA
10.1	NT Ownership. NT represents and warrants that it has the right to grant all licenses granted by it hereunder.

10.2        Rights Reserved. LICENSEE acknowledges that NT and its licensors and suppliers own all Intellectual Property Rights in and to the NAVTECH Data. NT and its licensors and suppliers retain all such rights under this Agreement.

11.	RESTRICTIONS ON USE
11.1	Restrictions.

11.1(a) Except as expressly set forth in a Territory License, LICENSEE shall not make any modifications, adaptations, or alterations of or to the NAVTECH Data (collectively "Modifications") or associate or add any data to or in combination with the NAVTECH Data ("Additions"), without NT's prior written approval. Without limiting the foregoing, LICENSEE shall not reformat the NAVTECH Data, generalize any geometry of the NAVTECH Data, or delete or otherwise reduce any geometry data of the NAVTECH Data. Notwithstanding the foregoing, in no event shall LICENSEE make any Modifications or Additions which in any manner materially reduce, impair, or otherwise negatively impact upon the accuracy, completeness, integrity, or safety of the NAVTECH Data.

11.1(b) LICENSEE shall be responsible for, and shall exercise any and all legally required care and diligence in connection with the design, manufacturing, workmanship, testing, distribution, operation, and safety of any product or Application which incorporates or otherwise utilizes the NAVTECH Data pursuant to the license granted to LICENSEE hereunder.

11.1(c) Any product, system or Application developed by or for LICENSEE which incorporates or otherwise utilizes the NAVTECH Data shall be free of any material defects in design, manufacturing, workmanship or otherwise.

11.1(d) Any uses of the NAVTECH Data not expressly authorized herein, as well as any and all unauthorized, unintended, unsafe, hazardous, unlawful, or illegal uses of the NAVTECH Data, are expressly prohibited.

11.1(e) LICENSEE shall comply with any and all laws, rules and regulations to the extent applicable to the NAVTECH Data.

11.1(f) Restriction Again Disclosure of Certain NAVTECH Data Attributes: Notwithstanding anything to the contrary in this Agreement:

11.1(f)1. NAVTECH Data Attributes of (i) Functional Class for Personal Automobiles, (ii) Speed Category, (iii) Access Restrictions & Conditions, (iv) Internal Intersection Links, (v) Maneuvers, (vi) Indescribable Links, (vii) Special Explication, and (viii) House Number Ranges, may be used by the Application for calculation purposes only, and such attributes may not be displayed or otherwise disclosed to End-Users or anyone else; provided, however, that specific house numbers may be derived from House Number Ranges and displayed to End-Users to identify correlating locations satisfying search queries of End-Users;

11.1(f)2. NAVTECH Data Attribute of Functional Class for Personal Automobiles may not be used as the sole criterion for distinguishing classes of roadways displayed or otherwise visually represented and, where the criteria used by the Application to determine roads to display or otherwise visually represent include the Functional Class for Personal Automobiles attribute, such criteria may not be disclosed to End-Users or anyone else. In addition, the NAVTECH Data attribute of Sign Text may only be displayed or otherwise revealed in connection with a specific route for which driving directions and/or route guidance is provided to an End-User; and

11.1(f)3. The geographic extent of a NAVTECH Data Zone attribute may not be displayed or otherwise disclosed to End-Users or anyone else.

11.2       Export Control. LICENSEE shall not export from anywhere any part of the NAVTECH Data or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations. To the extent that any such export laws, rules or regulations prohibit NT from complying with any of its obligations hereunder to deliver or distribute NAVTECH Data or Copies thereof, such failure shall be excused and shall not constitute a breach of this Agreement.

11.3        Reverse Engineering. LICENSEE agrees not to disassemble, decompile or otherwise reverse engineer the NAVTECH Data.

11.4        Non-Infringing Use. LICENSEE shall not combine, incorporate, utilize, or distribute Copies of the NAVTECH Data with or in connection with any product or system which, alone or in combination with such Copies, infringes any other person's or entity's Intellectual Property Rights or any other rights.

11.5	Third-Party Licensors and Suppliers. LICENSEE shall comply with any an all requirements

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and restrictions imposed on NT by its present and future data licensors and suppliers and other entities. To the extent not already set forth herein or in a Territory License, NT will notify LICENSEE of such requirements and restrictions. Without limiting the foregoing, LICENSEE agrees to the provisions set forth in (i) Addendum 1 attached hereto, which shall apply to any Territory License where the Licensed Territory includes any portion of the provinces of Canada, and (ii) Addendum 2 attached hereto, which shall apply to any Territory License where the Licensed Territory includes any of the European countries as specified therein.

ARTICLE 12: MARKETING AND LEGENDS

12.	MARKETING

12.1       Marketing Effort. LICENSEE shall use diligent, good faith efforts to promote vigorously and aggressively the distribution of NAVTECH Data. LICENSEE shall avoid and not make any deceptive, false or misleading statements, representations, advertisements and practices with respect to NT and NAVTECH Data, and shall not make any representations, warranties or guarantees to End-Users or others with respect to the specifications, features or capabilities of the NAVTECH Data that are inconsistent with NT warranties and disclaimers included herein or in NAVTECH Data user documentation.

12.2        Display of NT Marks, Legends & Notices. LICENSEE shall conspicuously display any and all of NT's and its suppliers' proprietary rights legends, copyright notices, trademarks, service marks, trade names and similar information and designations (collectively "NT Marks and Legends"), as specified by NT (including, without limitation, the trademarks NAVTECH NAVSTREETS and/or NAVTECH ON BOARD) and in accordance with NT's usage guidelines in effect from time to time, on Copies of the NAVTECH Data, on on-screen displays, on splash and start-up screens, in the instructions (printed and electronic), and in all packaging and other written materials which accompany or relate to the NAVTECH Data and/or Application distributed by or on behalf of LICENSEE hereunder, including any and all advertising, marketing, press releases, exhibits and other promotional material (collectively, "Collateral"). Without limiting the foregoing: (i) splash and start-up screens and "About" information shall identify the name and version of the NAVTECH Data used in the Application: and (ii) in all instances where NAVTECH Data is used and/or where Collateral references NAVTECH Data, LICENSEE shall attribute NT as the creator and source of origin of the NAVTECH Data, and shall not in any way be misleading in that regard or represent or imply that LICENSEE or any third party is the creator or source of origin of the NAVTECH Data.

12.3        License of Marks & Legends. During the term of this Agreement, NT grants LICENSEE a non-exclusive, non-transferable, non-sublicensable right to use NT Marks & Legends as required under Section 12.1. LICENSEE must conspicuously indicate in any and all materials displaying NT Marks that NT is the owner thereof and/or that NT Marks are registered trademarks and/or service marks of NT, as the case may be. Nothing stated herein shall constitute a grant or other transfer to LICENSEE of any right, title or interest in the NT Marks or any other Intellectual Property Rights of NT. Upon termination or expiration of this Agreement for any reason, LICENSEE shall immediately cease all use of NT Marks.

12.4       Approval of Collateral. Prior to publishing or distributing any Collateral, LICENSEE shall submit a sample of the final version of such Collateral to NT for approval. LICENSEE shall not publish or distribute any Collateral disapproved by NT. If NT fails to either approve or disapprove any submitted Collateral within fifteen (15) days of NT's receipt thereof, such Collateral shall be deemed disapproved.

12.5        Use of LICENSEE Marks. NT may display LICENSEE's trade name, trademark(s), logo(s), and company and product descriptions and similar information and designations (collectively "LICENSEE Marks"), relating to Applications licensed hereunder which use the NAVTECH Data, on web pages, in advertisements, brochures, exhibits and other marketing and promotional material of NT (collectively "NT Collateral"). During the term of this Agreement, LICENSEE grants NT a non-exclusive, non-transferable, non-sublicensable right to use LICENSEE Marks as permitted in the preceding sentence. Nothing stated herein shall constitute a grant or other transfer to NT of any right, title or interest in LICENSEE Marks. Upon termination or expiration of this Agreement for any reason, NT shall immediately cease all use of LICENSEE Marks.

12.6       End User Marks. At NT's request, LICENSEE shall use best efforts to secure permission of End-Users for NT to use the applicable trade name, trademark(s) and logo(s) of such End-Users in NT Collateral for the purpose of advertising that such End-Users use NAVTECH Data and/or Applications that use NAVTECH Data.

12.7       Sample Products. LICENSEE shall, without charge, provide NT with a reasonable number of each Application licensed hereunder which uses the NAVTECH Data ("Sample Products") for NT's use for customer and general corporate demonstrations and at trade shows and other promotional events.

12.8        Lead Referrals. With respect to each Territory License, NT in its sole discretion may provide LICENSEE with Lead Referrals. LICENSEE shall use such Lead Referrals solely for the purpose

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of marketing NAVTECH Data, alone or in combination with Applications identified in a Territory License(s), to such leads.

ARTICLES 13-15: DISCLAIMER, LIMITATION AND INDEMNIFICATION

13.	DISCLAIMER

THE NAVTECH DATA AND NAVTECH PRODUCTS ARE PROVIDED "AS IS". NT MAKES NO REPRESENTATIONS OR WARRANTIES EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. WITHOUT LIMITING THE FOREGOING, NT EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, NT DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE NAVTECH DATA, NAVTECH PRODUCTS OR ANY OTHER MATERIALS IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE.

14.	LIMITATION ON LIABILITY
14.1	Limits on Liability.

14.1(a) EXCEPT AS OTHERWISE PROVIDED IN THE NEXT SENTENCE, AND NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED UNDER ANY ARTICLE OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR LOST PROFITS. THE LIMITATIONS IN THIS SECTION SHALL    NOT APPLY TO BREACHES OF ARTICLE 16 (Confidentiality) OR LICENSEE'S PAYMENT OBLIGATIONS HEREUNDER OR TO ACTIONS OF LICENSEE BEYOND THE SCOPE OF THE LICENSE GRANTED HEREUNDER.

14.1(b) THE TOTAL LIABILITY OF NT WITH RESPECT TO THE NAVTECH DATA OR NAVTECH PRODUCTS OR THE PERFORMANCE THEREOF UNDER ANY WARRANTY, NEGLIGENCE, STRICT LIABILITY, CONTRACT OR OTHER THEORY WILL BE LIMITED EXCLUSIVELY TO REPLACEMENT OF THE NAVTECH DATA OR NAVTECH PRODUCT OR, IF IN NT'S OPINION, REPLACEMENT IS IMPRACTICAL, TO REFUND OF THE APPLICABLE LICENSE FEE. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL NT'S LIABILITY WITH RESPECT TO THIS AGREEMENT EXCEED THE LICENSE FEES PAID TO NT FOR THE PRECEDING TWELVE-MONTH PERIOD. LICENSEE UNDERSTANDS THAT NT IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR HARDWARE, SOFTWARE, OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY PERSONS OTHER THAN NT. LICENSEE ACKNOWLEDGES AND AGREES THAT THE LIMITATION OF LIABILITY CONTAINED HEREIN REFLECTS THE ALLOCATION OF RISK REFLECTED HEREUNDER AND AGREED TO BY THE PARTIES AND THAT OTHERWISE THIS AGREEMENT WOULD NOT HAVE BEEN MADE.

14.2       Force Majeure. Neither party shall be liable to the other for a failure to perform any of its obligations under this Agreement, except for payment obligations under this Agreement, during any period in which such performance is delayed due to circumstances beyond its reasonable control, provided such party notifies the other of the delay.

15.	INDEMNIFICATION

15.1       General Indemnification. Except for NT's agreement to indemnify LICENSEE as expressly provided in Section 15.2, LICENSEE shall indemnify and hold harmless NT and its officers, directors, employees, agents and affiliates from and against any and all liabilities arising out of any cause or event which is attributable to any use or possession of the NAVTECH Data or its failure to perform or comply with any term of this Agreement, including but not limited to liabilities for personal injury and/or product liability.

15.2       Intellectual Property Indemnification. Subject to LICENSEE's performance of its obligations under this Agreement, NT shall at its sole option defend or settle at its expense any claim or suit against LICENSEE arising out of or in connection with an assertion that the NAVTECH Data infringes any copyrights and NT shall indemnify and hold harmless LICENSEE from damages, costs, and attorneys' fees, if any, finally awarded in such suit or the amount of the settlement thereof, provided that (i) NT is promptly notified in writing of such claim or suit, (ii) NT shall have the sole control of the defense and/or settlement thereof, and (iii) LICENSEE furnishes to NT, on request, all relevant information available to LICENSEE and reasonable cooperation for such defense. The foregoing in this Section 15.2 shall be the sole obligation of NT and the exclusive remedy of LICENSEE with respect to any alleged infringement by the NAVTECH Data of any third party's Intellectual Property Rights. LICENSEE shall not admit or settle any such claim or suit without the prior written consent of NT. NT shall have no obligation under this Section 15.2 if and to the extent that such claim or

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suit arises from: (1) compliance by NT with LICENSEE's specifications, (2) modification of the NAVTECH Data other than by NT, (3) the combination of the NAVTECH Data with products or services other than those supplied by NT, (4) LICENSEE continuing any manufacturing, distribution, or licensing after being notified of any allegedly infringing activity or after being informed of or provided with modifications that would have avoided the alleged infringement, or (5) LICENSEE's use of the NAVTECH Data that is not strictly in accordance with the license granted under this Agreement. LICENSEE will defend, indemnify and hold harmless NT and its officers, directors, agents and employees from all damages, settlements, attorneys' fees and expenses related to a claim of infringement or violation of Intellectual Property Rights or misappropriation excluded from NT's indemnity.

ARTICLES 16-18: CONFIDENTIALITY, DISPUTES AND CONSTRUCTION

16.	CONFIDENTIALITY

Each party agrees that all code, inventions, algorithms, know-how and ideas and all other business, technical and financial information that it obtains from the other are the confidential property of the disclosing party ("Confidential Information" of the disclosing party). Except as expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Confidential Information of the disclosing party and shall similarly bind its employees in writing. Upon termination of this Agreement or upon request of the disclosing party, the receiving party will return to the disclosing party or destroy (and provide certification thereof) all Confidential Information of such disclosing party, all documents and media containing such Confidential Information and any and all copies or extracts thereof. The receiving party shall not be obligated under this ARTICLE with respect to information the receiving party can document: (1) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents; or (2) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; or (3) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party; or (4) was independently developed by employees or consultants of the receiving party without access to such Confidential Information; or (5) is required to be disclosed by order of court of competent jurisdiction.

17.	DISPUTES

17.1        Resolution. Except with respect to Intellectual Property Rights, if a dispute arises between the parties relating to the interpretation or performance of this Agreement or the grounds for the termination hereof, the parties agree to hold a meeting within sixty (60) days of written request by a party therefor, attended by individuals with decision-making authority, regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within 30 days after such meeting, the parties have not succeeded in resolving the dispute, either party may protect its interests by any lawful means available to it.

17.2        Limitation on Action for Breach. Except with respect to any breach of LICENSEE's payment obligations hereunder or any unauthorized use of NT's Intellectual Property Rights, any and all claims arising from or in connection with any breach of this Agreement must be brought within two (2) years, or such longer period as required by mandatory applicable law, from the date of such breach.

18.	FORM & EFFECT OF AGREEMENT

18.1       Entire Agreement. This Agreement together with its Schedules and other attachments (if any) constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes any and all prior negotiations, promises, commitments, undertakings, and agreements of the parties relating thereto.

18.2        Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

18.3       Modification. This Agreement may be modified or amended only by a written instrument duly executed by the parties hereto.

18.4       Waiver of Breach. No waiver of any kind under this Agreement will be deemed effective unless set forth in writing and signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform will be deemed to be a waiver or authorization of any other breach or failure to perform or of any other right arising under this Agreement.

18.5        Notices. All notices required or permitted under this Agreement shall be delivered by hand, fax or nationally recognized overnight courier addressed if to NT and if to LICENSEE at the NT Address and the LICENSEE Address, respectively, set forth in ARTICLE 1 of this Agreement, or at such other address as either party shall have furnished to the other in writing. All such notices and other written communications shall be effective (1) if sent by overnight courier, two business days after mailing, and (2) if sent otherwise, upon delivery as evidenced by proof of receipt.

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18.6       Survival of Terms. The provisions of ARTICLE 5 (Fees & Payment), Section 6.5 (Obligations on Termination), Section 10.2 (Rights Reserved), ARTICLE 11 (Restrictions on Use), Section 12.2 (Display of Marks, Legends & Notices), ARTICLE 13 (Disclaimer), Section 14.1 (Limits on Liability), ARTICLE 15 (Indemnification), ARTICLE 16 (Confidentiality), ARTICLE 17 (Disputes), Section 18.6 (Survival of Terms) and Section 18.8 (Governing Law), shall survive the termination of this Agreement for any reason.

18.7        Headings. The headings and subheadings used in this Agreement and in the Schedules hereto are only used for convenience of reference, and are not to be considered in construing this Agreement.

18.8       Governing Law. This Agreement shall be construed and governed by the substantive laws of the State of Illinois without giving effect to the conflict of laws provisions. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement. Due to the interests of NT under this Agreement, this choice of law may not be changed, even in those instances where a Territory License pertains to NAVTECH Data for a Licensed Territory of Europe or other non-U.S. territory as made available by NT's subsidiary Navigation Technologies B.V or other non-U.S. subsidiary.

18.9       Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the remaining provisions hereof shall be unaffected thereby and remain valid and enforceable as if such provision had not been set forth herein. The parties agree to substitute for such provision a valid provision which most closely approximates the intent and economic effect of such severed provision.

18.10      No Additional Terms. Unless and to the extent expressly agreed to in writing between LICENSEE and NT, no other terms and conditions, whether contained in LICENSEE's purchase order or otherwise, shall be binding on NT. NT hereby expressly rejects all terms and conditions not contained herein, whether sent to or received by NT prior to or after the date of this Agreement.

18.11      Full Understanding. The parties acknowledge that they fully understand and agree to all of their rights and obligations under this Agreement, and that this Agreement is the result of informed negotiations between sophisticated parties. The parties further acknowledge and agree that they have not relied on any representation, inducement, or anything else in executing this Agreement that is not set forth expressly herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date set forth in ARTICLE 1 of this Agreement.

NAVIGATION TECHNOLOGIES CORPORATION	NAVITRAK INTERNATIONAL CORPORATION

/s/ Lawrence M. Kaplan	/s/ Michael Oliver
Signature	Signature

Print Name: Lawrence M. Kaplan	Name: Michael Oliver
Title: VP & General Counsel	Title: Chief Operating Officer

D/LVK/786127.1	Page 9

Addendum 1

The following provisions apply to the NAVTECH Data for the Licensed Territory of Canada, which may include or reflect data from third party licensors, including Her Majesty the Queen in Right of Canada ("Third Party Data"):

1.           Disclaimer and Limitation: LICENSEE agrees that its use of the Third Party Data is subject to the following provisions:

(A) DISCLAIMER: THE THIRD PARTY DATA IS LICENSED ON AN "AS IS" BASIS. THE LICENSORS OF SUCH DATA, INCLUDING HER MAJESTY THE QUEEN, MAKE NO GUARANTEES, REPRESENTATIONS OR WARRANTIES RESPECTING SUCH DATA, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, EFFECTIVENESS, COMPLETENESS, ACCURACY OR FITNESS FOR A PARTICULAR PURPOSE.

(B) LIMITATION ON LIABILITY: THE THIRD PARTY DATA LICENSORS, INCLUDING HER MAJESTY THE QUEEN, SHALL NOT BE LIABLE: (i) IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF SUCH DATA; OR (ii) IN ANY WAY FOR LOSS OF REVENUES OR CONTRACTS, OR ANY OTHER CONSEQUENTIAL LOSS OF ANY KIND RESULTING FROM ANY DEFECT IN THE DATA.

2.           Copyright Notice: In connection with each Copy of all or any portion of the NAVTECH Data for the Territory of Canada, LICENSEE shall affix in a conspicuous manner the following copyright notice on at least one of: (i) the label for the storage media of the Copy; (ii) the packaging for the Copy; or (iii) other materials packaged with the Copy, such as user manuals or end user license agreements: "This data includes information taken with permission from Canadian authorities, including © Her Majesty the Queen in Right of Canada, © Queen's Printer for Ontario."

3.           End-User Terms: In connection with the provision of any portion of the NAVTECH Data for the Territory of Canada to End-Users as may be authorized under the Agreement, LICENSEE shall provide such End-Users, in a reasonably conspicuous manner, with terms (set forth with other end user terms required to be provided under the Agreement, or as otherwise may be provided, by LICENSEE) which shall include the following provisions on behalf of the Third Party Data licensors, including Her Majesty The Queen:

THE NAVTECH DATA MAY INCLUDE OR REFLECT DATA OF LICENSORS, INCLUDING HER MAJESTY THE QUEEN IN RIGHT OF CANADA. SUCH DATA IS LICENSED ON AN "AS IS" BASIS. THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN, MAKE NO GUARANTEES, REPRESENTATIONS OR WARRANTIES RESPECTING SUCH DATA, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, EFFECTIVENESS, COMPLETENESS, ACCURACY OR FITNESS FOR A PARTICULAR PURPOSE.

THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN, SHALL NOT BE LIABLE IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE DATA OR THE NAVTECH DATA. THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN, SHALL NOT BE LIABLE IN ANY WAY FOR LOSS OF REVENUES OR CONTRACTS, OR ANY OTHER CONSEQUENTIAL LOSS OF ANY KIND RESULTING FROM ANY DEFECT IN THE DATA OR THE NAVTECH DATA.

END USER SHALL INDEMNIFY AND SAVE HARMLESS THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN AND THE MINISTER, AND THEIR OFFICERS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION, ALLEGING LOSS, COSTS, EXPENSES, DAMAGES OR INJURIES (INCLUDING INJURIES RESULTING IN DEATH) ARISING OUT OF THE USE OR POSSESSION OF THE DATA OR THE NAVTECH DATA.

4.           Additional Provisions: This Addendum is in addition to all of the rights and obligations of the parties under the Agreement. To the extent that any of the provisions of this Addendum are inconsistent with, or conflict with, provisions of the Agreement, the provisions of this Addendum shall prevail.

D/LVK/786127.1	Page 10

Addendum 2

The following provisions apply to the NAVTECH Data for and to the extent indicated respecting any Licensed Territory including any country of Europe, which may include or reflect data from respective third party licensors:

1.

Paper Maps. LICENSEE shall not have any right or license to use, or license the use of, the NAVTECH Data for any Licensed Territory including any country of Europe to create paper maps of any kind (as used herein "paper map" shall mean any literary work in the form of a map fixed on a paper or paper-like medium).

2.

OS Enforcement. With respect to NAVTECH Data for the Licensed Territory of Great Britain, LICENSEE acknowledges and agrees that the Ordnance Survey ("OS") may bring a direct action against LICENSEE to enforce compliance with the OS copyright notice (see Section 3 below) and paper map requirements (see Section 2 above) contained in this Agreement.

3.

Third Party Notices. Any and all Copies and/or packaging relating thereto shall include the respective Third Party Notices set forth below and used as described below corresponding to the Licensed Territory (or portion thereof) included in such Copy:

Territory	Notice
France	The following notice must appear on all Copies, and may also appear on packaging:
"source: Georoute® IGN France & BD Carto® IGN France"
Germany	"Die Grundlagendaten wurden mit Genehmigung der zustaendigen Behoerden entnommen."
or
"Die Grundlagendaten wurden mit Genehmigung der zustaendigen Behoerden entnommen."
Great Britain
- Until 12/31/05:	"Based on Ordnance Survey electronic data and used with the permission of the Controller of Her Majesty's Stationary Office © Crown Copyright, 1995."
- After 12/31/05:	"Based upon Crown Copyright material."
Italy	"La Banca Dati Italiana e stata prodotta usando quale rifermento anche cartografia numerica ed al tratto prodatta e fornita dalla Regione Toscane."
Spain	"Informacion geografica propiedad del CNIG"
Sweden	"Based upon electronic data © National Land Survey Sweden."
Switzerland	"Topografische Grundlage: © Bundesamt fur Landestopographie."

D/LVK/786127.1	Page 11

NT	C O N F I D E N T I A L

TM

SCHEDULE

TERRITORY LICENSE NO. 1

Quick Reference Title:	Solution Reseller U.S. – GIS (Stand-Alone/Server)

Pursuant to ARTICLE 4 of the Data License & Reseller Agreement (GIS Applications) between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below ("Agreement"), NT and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement.

I.	Parties and Term.

LICENSEE:	NAVITRAK INTERNATIONAL CORPORATION

Effective Date of Agreement:	30 March 2001

Effective Date of Territory License:	30 March 2001

Expiration Date of Territory License:	29 March 2003

II.	Licensed Territory.	The United States of America (excluding territories and possessions) and the provinces of Canada.
III.	Licensed NAVTECH Data.
	A.	Content: NAVTECH NAVSTREETS™ Premium and Standard data, as specified in Exhibit A.

B.	Format: ArcView ShapeFile or Maplnfo Tab File, each structured as defined by NT and when available from NT.
C.

Delivery: NT shall deliver the most recent version of the NAVTECH Data generally released by NT initially to LICENSEE within thirty (30) days of the date of execution of this Territory License, and thereafter quarterly during the term of this Territory License. The NAVTECH Data shall be separated into files corresponding to either NT's then-existing standard data coverage areas ("DCAs") pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to LICENSEE for the licensed NAVTECH Data. NT's current standard DCAs are listed in Exhibit B. In the event that any such deliveries include NAVTECH Data for geographic areas outside of the Licensed Territory and/or data elements other than those specified in Exhibit A "Unlicensed Data"), LICENSEE shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived therefrom.

IV.	Use Rights. Pursuant to Section 4.1 of the Agreement, LICENSEE's Use Rights are limited to:
A.

producing Copies of the NAVTECH Data in a format authorized in Section III(b) above, alone or together with and/or incorporated with the Application and any of the Additional Data authorized in Section V below, on physical storage media, said Copies being based on the most current version of the NAVTECH Data delivered by NT to LICENSEE;

B.

distributing the Copies authorized in (b) above directly or indirectly to End-Users solely in the Licensed Territory and for use in the Licensed Territory, and licensing such End-Users to use such Copies with, and solely for the purposes expressly authorized for, Applications as specified in Section VI below; and

C.	the following temporary activities, which Use Rights shall automatically terminate on the date on which the stated condition no longer applies:

D/LVK/786127.1	Page 1

1.

Until such time as a Format authorized in Section 111(b) above becomes available from NT, LICENSEE's Use Rights shall further include the right to convert the NAVTECH Data delivered by NT to LICENSEE to such Format (provided, however, that LICENSEE shall be solely responsible for obtaining any rights from any third parties as may be necessary to convert or use such Format);

2.

Until such time as NAVTECH NAVSTREETS Standard and Base data sets are available from NT, LICENSEE's Use Rights shall further include the right to extract such Standard and Base data sets from the Premium Data set; and

3.

Until such time as the NAVTECH Data is available from NT in coverage areas corresponding to states and/or counties, LICENSEE's Use Rights shall further include the right to slice and merge the NAVTECH Data provided in the DCA files to create coverage areas corresponding to states and/or counties.

V.

Additional Data.. Pursuant to Section 11.1(a) of the Agreement, any one or more of the following data types ("Additional Data") may be included by LICENSEE in the Application for use with NAVTECH Data:

Demographic content		Logistics distribution locations
Flood plain content		Psychographic content
Healthcare facilities		Public service access points
lntermodal transportation hubs		Utilities infrastructure
Land use land classification (LULC)		Waterways
Topographic data		Satellite imagery
Orthorectified Photography		Infrared and Thermal Imagery
Terrain and Elevation Data		Aeronautical Charts
Nautical Charts
VI.	Application. GIS Stand Alone and Server Applications, as defined in Exhibit C.
VII.	License, Support and Delivery Fees.

A.

Per Copy- License Fees. LICENSEE shall, for each Copy distributed to an End-User, pay NT license fees in the amounts set forth in NT's then-current Manufacturer's Suggested Retail Price ("MSRP") (NT reserves the right to adjust the MSRP at any time, but not more than twice annually) based on: (i) the NAVTECH data product (i.e., Premium or Standard) contained in the Copy, (ii) the number of employees of the End-User authorized to use the Application ("Authenticated Users") in the case of Stand-Alone Applications or the number of servers authorized for use with the Application in the case of Server Applications, and (iii) the number of states contained in the Copy (for purposes of determining license fees, one or more counties of a state shall constitute a state); such MSRP discounted by the following cumulative percentages (l)-(3), as applicable:

1	Principal Discount. As set forth in Exhibit D: plus
2.	Metro Area Discount.
a.

Two-States Metro Area: fifteen percent (15%), where a Copy consists solely of one of the following pairs of two adjacent states for the purpose of representing the indicated metropolitan area spanning such states:

Metropolitan Area	Adjacent States
Kansas City (Missouri)	Kansas, Missouri
St. Louis (Missouri)	Missouri, Illinois
Chicago (Illinois)	Illinois, Indiana
Boston (Massachusetts)	Massachusetts, New Hampshire
b.

Three-State Metro Area: twenty-five percent (25%), where a Copy consists solely of one of the following triad of three adjacent states for the purpose of representing the indicated metropolitan area spanning such states:

D/LVK/786127.1	Page 2

	Metropolitan Area	Adjacent States
	Philadelphia (Pennsylvania)	Pennsylvania, New Jersey, Delaware
	New York (New York)	New York, New Jersey, Connecticut
	Washington (D.C.)	District of Columbia, Virginia, Maryland
3.	County Discount.

a.	Single County: sixty-six percent (66%), where a Copy consists solely of a single county within a single state.
b.	Two counties: thirty-three percent (33%), where a Copy consists of solely two adjacent counties within the same state.
B.	Due Date-of Per Copy License Fees. Per Copy License Fees set forth above shall be due within 30 days of the last day of the calendar month in which the Copy was distributed.
C.

Update License Fees. LICENSEE may, during the term of this Territory License, sell in connection with each license of a Copy to an End-User a subscription for the End-User to receive from LICENSEE updates to such Copy on either an annual, semi-annual or quarterly basis (provided, however, that such subscription may not extend beyond the term of this Territory License). A Copy shall constitute an update only if (i) it is distributed on an annual, semi-annual or quarterly basis as contemplated in the preceding sentence, and (ii) it consists of the same states/counties and NAVTECH data product (i.e., Premium, Standard or Base) contained in the original Copy. LICENSEE shall, for each subscription for updates sold to an End-User, pay NT the following annual license fees, based on the frequency of updates to be distributed to the End-User in such annual period, which shall be due on the first day of such annual period:

1 .	Annual Updates: Ten percent (10%) of the license fee for the original Copy distributed to the End-User, for a single update to be distributed to the End-User during the annual period; or
2.

Semi-Annual Updates: Fifteen percent (15%) of the license fee for the original Copy distributed to the End-User, for updates to be distributed to the End-User once semi-annually (i.e., two updates) during the annual period; or

3.

Quarterly Updates: Twenty-five (25) percent of the license fee for the original Copy distributed to the End-User, for updates to be distributed to the End-User once quarterly (i.e., four updates) during the annual period.

D.

Changes in Number of Authenticated Servers. In the event that the number of Authenticated Users or Servers of an End-User increases from the number on which license fees for a Copy distributed to such End-User was originally based, LICENSEE shall pay NT additional license fees for such Copy in the amount of the difference between the license fees originally paid to NT and the license fees that would have been due based on the increased number of Authenticated Users or Servers ("Differential License Fees"). LICENSEE shall report any such increases and pay the Differential License Fees to NT within six (6) months of the first date on which the increase in the number of Authenticated Users or Servers occurred. Differential License Fees paid after such six-month period shall be subject to interest as set forth in Section 5.6 of the Agreement, accruing from the original due date of license fees for such Copy.

E.	Technical Support Fees. The fees for technical support defined in Section IX below are at no charge.
F.

Delivery Services Fees. For each copy of the file(s) corresponding to each geographic coverage area of NAVTECH NAVSTREETS™ Premium data, each copy of the file(s) corresponding to each geographic coverage area of NAVTECH NAVSTREETS™ Standard data, and each copy of the file(s) corresponding to each geographic coverage area of NAVTECH NAVSTREETS™ Base data delivered by NT to LICENSEE pursuant to Section III(c) above, LICENSEE shall pay NT a services

D/LVK/786127.1	Page 3

fee of $150 ("Per Copy Delivery Services Fee"), which shall be due within thirty (30) days of invoice from NT; provided, however, that such Per Copy Delivery Services Fees shall not apply with respect to copies of file(s) corresponding to DCAs (see Exhibit B) during any annual period in which LICENSEE is obligated to pay a Minimum Annual License Fee under Section VIII below.

VIlI.

Minimum Annual License Fee. The Minimum Annual License Fee shall be an amount equal to the License Fees commitment specified in Section I of Exhibit D (or as adjusted pursuant to the terms of Exhibit D), and is due in four equal installments (each installment being 1/4th of the total Minimum Annual License Fee amount) due respectively within 30 days of the last day of each quarter of the annual period.

IX.	Technical Support. Pursuant to Section 9.1 of the Agreement, NT shall provide LICENSEE up to ten (10) hours per month of telephonic technical support with the respect to the NAVTECH Data.
X.

Marks & Legends. Pursuant to Section 12.2 of the Agreement, the Marks and Legends specified in Exhibit E (as may be amended by NT from time to time) shall be used in connection with the licensed NAVTECH Data.

XI.

LICENSEE Prices. LICENSEE shall include NT's MSRP in all instances where LICENSEE publishes the price that LICENSEE is charging for the Copy. This requirement shall not apply where the price charged by LICENSEE for the Copy is not identifiable separately from the price charged by LICENSEE for the combined Copy and Application. Notwithstanding the foregoing, LICENSEE is free to determine the prices at which LICENSEE will distribute Copies to End-Users.

XII.	Currency. U.S. Dollars
XIII.	End-User Terms. Attached as Exhibits F.
XIV.	Special Provisions. Use of the NAVTECH Data pursuant to this Territory License is strictly limited to LICENSEE's AeroNavitracker Application.

NAVIGATION TECHNOLOGIES CORP.	NAVITRAK INTERNATIONAL CORPORATION

/s/ Lawrence M. Kaplan	/s/ Michael Oliver
Signature	Signature

Print Name: Lawrence M. Kaplan	Name: Michael Oliver
Title: VP & General Counsel	Title: Chief Operating Officer

04/04/01	Date: March 30/01
Date

D/LVK/786127.1	Page 4

EXHIBIT A

NAVTECH NAVSTREETS™ CONTENT SPECIFICATION

NAVTECH NAVSTREETS Premium, Standard and Base data sets consist of 34 layers containing the features and attributes as listed in Tables 1 and 2 below, respectively; provided, however, that features within portions of the Licensed Territory may have only certain of the identified attributes. The NAVTECH NAVSTREETS data does not include any data consisting of features or attributes beyond or different from those specified.

Table 1

Layers

NAVTECH NAVSTREETS™
Layer	Feature	Base[1]	Standard[1]	Premium
1.	Certain Major Highways	X	X	X
2.	Certain Interstate Shields	X	X	X
3.	Certain Secondary Highways	X	X	X
4.	Certain Highway Shields	X	X	X
5.	Certain Railroads	X	X	X
6.	Certain Zones	X	X	X
7.	Certain Administrative Area Boundaries	X	X	X
8.	Certain Oceans	X	X	X
9.	Certain Islands	X	X	X
10.	Certain Waterway Polygons and Segments	X	X	X
11.	Certain Land Use Features	X	X	X
12.	Certain Streets	X	X	X
13.	Certain Addresses		X	X
	Certain Points of Interest (POls)		X	X
14.	Certain Named Places		X	X
15.	Certain Hospitals		X	X
16.	Certain Parks & Recreation		X	X
17.	Certain Transportation Hubs		X	X
18.	Certain Shopping		X	X
19,	Certain Travel Destinations		X	X
20.	Certain Restaurants		X	X
21	Certain Entertainment		X	X
22.	Certain Auto Maintenance, Service and Petrol		X	X
23.	Certain Financial Institutions		X	X
24.	Certain Educational Institutions		X	X
25.	Certain Business Facilities		X	X
26.	Certain Parking		X	X
27.	Certain Community Service Centres		X	X
28.	Certain Border Crossings		X	X
29.	Certain Signs			X
30.	Certain Condition/Driving Manoeuvres			X
31,	Certain Condition/Driving Manoeuvres - Date/Time Modifiers			X
32.	Certain Condition/Driving Manoeuvres - Manoeuvre Links			X
33.	Certain Z-Levels			X
34.	Certain intersections			X

D/LVK/786127.1	Page 5

Table 2

Attributes by Feature

NAVTECH NAVSTREETS™
Layer	Feature	Attributes
1.	Certain Major Highways	1. Link ID
2. Highway Name
3. Language Code
4. Direction on Sign
5. Functional Class
6. Route Type
7. Boat Ferry
8. Rail Ferry
2.	Certain Interstate Shields	1. Link ID
2. Highway Name
3. Highway Name Language Code
4. Direction on Sign
3	Certain Secondary Highways	(same as Layer 1)
4.	Certain Highway Shields	(same as Layer 2)
5.	Certain Railroads	1. Link ID
2. Railway Name
3. Railway Name Language Code
4. Bridge
5. Tunnel
6	Certain Zones	1. Link ID
2. Point Number
3. Node lD
4. Z-Level
7.	Certain Administrative Area Boundaries	1. Admin Area ID
2. Admin Area Name
3. Admin Area Name Language Code
4. Admin Area Description
8.	Certain Oceans	1. Ocean ID
2. Ocean Name
3. Ocean Name Language Code
4. Ocean Description
9.	Certain Islands	1. Island ID
2. Island Name
3. Island Name Language Code
4. Island Description
10.	Certain Waterway Polygons and Segments	1. Waterway ID
2. Waterway Name
3. Waterway Name Language Code
4. Waterway Description
11.	Certain Land Use Features	1. Land Use ID
2. Land Use Name
3. Land Use Name Language Code
4. Land Use Description
12.	Certain Streets	1. Link ID
2. Street Name
3. Street Name Language Code
4. Reference End Intersection ID
5. Non-Reference End Intersection ID
6. Number of Shapepoints
7. Functional Class
8. Speed Category
9. Lane Category

D/LVK/786127.1	Page 6

10. Divider Location
11. Direction of Travel
12. Left Area ID
13. Right Area ID
14. Left Postal Code
15. Right Postal Code
16. Number of Left Zones
17. Number of Rights Zones
18. Access Automobiles
19. Access Buses
20. Access Taxis
21. Access Carpools
22. Access Pedestrians
23. Access Trucks
24. Access Through Traffic
25. Access Deliveries
26. Access Emergency Vehicles
27. Paved
28. Private
29. Frontage Road
30. Bridge
31. Tunnel
32. Ramp
33. Tollway
34. POI Access Road
35. Controlled Access
36. Roundabout
37. Intersection Internal
38. Undefined Traffic Area
39. Boat Ferry
40. Rail Ferry
41. Multiply Digitised
42. Maximum Attributes
43. Special Traffic Figure
44. Indescribable
45. Maneouvre
46. Divider Legal
47. In Process Data
48. Urban
49. Route Type
50. Direction on Sign
51. Explicatable
52. Name on Road Sign
53. Postal Name
54. Stale Name
55. Vanity Name
56. Junction Name
57. Exit Number
13.	Certain Addresses	1. Link ID
2. Street Name
3. Street Name Language Code
4. Address Type
5. Left Side Reference Address
6. Left Side Non-Reference Address
7. Left Address Scheme
8. Left Address Format
9. Right Side Reference Address

D/LVK/786127.1	Page 7

10. Right Side Non-Reference Address
11. Right Address Scheme
12. Right Address Format
Certain Points of Interest (POIs)
14.	Certain Named Places	1. Link ID
2. POI ID
3. Facility Type
4. Name
5. Name Language Code
6. Name Type
7. Street Number
8. Street Name
9. Street Name Language Code
10. Side
11. Access Type
12. Phone Number
13. Chain ID
15.	Certain Hospitals	(same as Layer 14)
16.	Certain Parks & Recreation	(same as Layer 14)
17.	Certain Transportation Hubs	(same as Layer 14)
18.	Certain Shopping	(same as Layer 14)
19.	Certain Travel Destinations	(same as Layer 14)
20.	Certain Restaurants	(same as Layer 14)
14. Cuisine Type
21.	Certain Entertainment	(same as Layer 14)
22.	Certain Auto Maintenance, Service and Petrol	(same as Layer 14)
23.	Certain Financial Institutions	(same as Layer 14)
24.	Certain Educational Institutions	(same as Layer 14)
25.	Certain Business Facilities	(same as Layer 14)
26.	Certain Parking	(same as Layer 14)
27.	Certain Community Service Centres	(same as Layer 14)
28.	Certain Border Crossings	(same as Layer 14)
29	Certain Signs	1. Link ID
2. Destination Link ID
3. Sign ID
4. Exit Number
5. Branch Route ID
6. Branch Route Direction
7. Sign Text Type
8. Sign Text
9. Sign Language Code
10. Toward Route ID
30.	Certain Condition/Driving Manoeuvres	1. Link ID
2. Condition ID
3. Condition Type
4. Condition Value
5. Condition Value 2
6. End of Link
7. AR-Auto
8. AR-Bus
9. AR-Taxi
10. AR-Carpools
11. AR-Pedestrians
12. AR-Trucks
13. AR-Through Traffic
14. AR-Deliveries
15. AR-Emergency Vehicles

D/LVK/786127.1	Page 8

31.	Certain Condition/Driving Manoeuvres -	1. Link ID
	Date/Time Modifiers	2. Condition 1D
3. Date/Time Modifier (DTM) Type
4. Exclude Date
5. From End
6. Reference End
7. Expiration Date
8. Start Time
9. End Time
32.	Certain Condition/Driving Manoeuvres -	1. Link ID
	Manoeuvre Links	2. Condition ID
3. Manouvre Link ID
33.	Certain Z-Levels	1. Link ID
2. Point Number
3. Node lD
4. Z-Level
34.	Certain Intersections	1. Intersection ID
2. Connecting Link ID

D/LVK/786127.1	Page 9

EXHIBIT B

STANDARD DCAs

DCA 1:	California and Nevada;
DCA 2:	Arizona, Colorado, Idaho, Montana, New Mexico, Oregon, Utah, Washington and Wyoming, and a portion (as designated by NT) of Texas;
DCA 3:	Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota, and a portion (as designated by NT) of each of Illinois, Michigan (Upper Peninsula) and Wisconsin;
DCA 4:	Arkansas, Louisiana, Mississippi and Oklahoma, and a portion (as designated by NT) of each of Tennessee and Texas;
DCA 5:	A portion (as designated by NT) of each of Illinois, Indiana, Michigan, Ohio and Wisconsin;
DCA 6:	Kentucky and West Virginia, and a portion (as designated by NT) of each of Indiana, Maryland, New York, Ohio, Pennsylvania and Tennessee;
DCA 7:	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont, and a portion (as designated by NT) of each of New Jersey and New York;
DCA 8:	Delaware, District of Columbia and Virginia, and a portion (as designated by NT) of each of Maryland, New Jersey, North Carolina and Pennsylvania;
DCA 9:	Alabama, Florida, Georgia and South Carolina, and a portion (as designated by NT) of North Carolina;
DCA 11:	The Canadian provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, Saskatchewan and Yukon Territory.

D/LVK/786127.1	Page 10

EXHIBIT C

APPLICATIONS

GIS Applications

Subject to the following restrictions, a "GIS Application" means a computer based-product or service developed by or for LICENSEE solely for use on stand-alone computers ("Stand Alone Application") or a central-server system consisting of a central computer server (which may be a personal computer) and up to 350 stationary computer terminals linked thereto via internal network ("Server Application"), and which uses the NAVTECH Data solely to perform one or more of the functions of (i) marketing analysis, (ii) site selection, (iii) drive time analysis, (iv) distance analysis, (v) customer prospecting, and (vi) capital deployment. The GIS Application allows an airborne operator to a) optimize response time, b) observe, c) communicate and d) record and document for evidentiary purposes; where the NAVTECH data is used for geocoding and reverse geocoding for address resolution and the NAVTECH data may be utilized in for automatic vehicle location.

•

Restriction against Vehicle Navigation. The Application and NAVTECH Data shall not be used or capable of being used with (i) transmitting driving directions to a ground vehicle; (ii) assisting the driver of a ground vehicle in following a route; (iii) any positioning devices in the ground vehicle, including without limitation, gyroscopes, compasses, wheel sensors, or any other distance, velocity or direction sensors; or (iv) any products, systems or applications installed in or otherwise connected to or in communication with ground vehicles, or capable of ground vehicle navigation, positioning, dispatch, route calculation, real time route guidance, fleet management or similar applications.

•

Restriction against Sales Lead Generation. The Application and NAVTECH Data shall not be used for Sales Lead Generation, where Sales Lead Generation means an Application specifically designed to generate sales lead information for End-Users of such Application in the form of ASCII or other text-formatted lists of category-specific business listings which (i) originate from the NAVTECH Data and (ii) include complete mailing addresses for each business. Sales Lead Generation shall not include any Application where mailing address or phone numbers are provided in a bit map graphical images or in another non-text format.

D/LVK/786127.1	Page 11

EXHIBIT D

PRINCIPAL DISCOUNT

The Principal Discount shall be determined by summing the discounts for each of the commitments I through V below elected by LICENSEE-, provided, however, that the Principal Discount may not exceed 50%. In the event that LICENSEE fails to achieve any of its commitments I through V for an annual period ("First Annual Period"), then the Principal Discount for the subsequent annual period ("Second Annual Period") shall be set at a level with respect to each commitment I through V that represents LICENSEE's actual performance during the First Annual Period. LICENSEE and NT may review Principal Discounts for any annual period upon LICENSEE's request, but no more frequently than twice per such annual period.

I.	Minimum annual amount of Per Copy and Update License Fees to NT under Section VII(a)-(b) (check one):
o None (no discount)		NT	LICENSEE
☒ $ 10,000 (discount of 5%)		Initial ____	Initial /s/ signed
o $ 25,000 (discount of 10%)
o $ 50,000 (discount of 20%)
o $ 100,000 (discount of 25%)
o $ 250,000 (discount of 30%)
o $ 500,000 (discount of 40%)	Discount: 5%	/s/ signed	/s/ signed

II.	Number of annual Marketing Programs* in the Licensed Territory targeted at promoting NAVTECH NAVSTREETS Sales (check one):
o None (no discount)
☒ 1 (discount of 3%)
o 3 (discount of 5%)
o 5 (discount of 7%)
o 10 (discount of 10%)	Discount: 3%	/s/ signed	/s/ signed

* "Marketing Program" means a single, specific program that includes at least four of the following elements and with sufficient staffing and other resources by LICENSEE to execute such program in a professional and commercially reasonable manner: (i) a prominent advertising for NAVTECH NAVSTREETS data (either alone or packaged with an Application) in a focused trade periodical specific to any of the industries of telecommunications, utilities, E911 or transportation ("Industries'); (ii) an action to induce potential End-Users in the Industries to contact LICENSEE to purchase a Copy of NAVTECH NAVSTREETS data (either alone or packaged with an Application); (iii) identification of the MSRP for NAVTECH NAVSTREETS data; (iv) visits by sales representatives of LICENSEE to potential End-Users of NAVTECH NAVSTREETS data (either alone or packaged with an Application); and (v) focused mail solicitations for the purchase of NAVTECH NAVSTREETS data (either alone or packaged together with an Application) targeted at potential End-Users in the any of the Industries.

III.	Number of annual GIS trade shows, in the Licensed Territory and/or directed towards potential End-Users in the Licensed Territory, exhibiting NAVTECH NAVSTREETS data** (check one):
o None (no discount)
o 1 (discount of 3%)
☒ 3 (discount of 5%)
o 5 (discount of 7%)
o 10 (discount of 10%)	Discount: 5%	/s/ signed	/s/ signed

** A single, specific trade show shall count towards this commitment where it includes at least each of: (i) clear and prominent display of NAVTECH NAVSTREETS data and which is demonstrated in connection with an Application either in LICENSEE's own booth or in a unique and clearly identified location within a booth shared by LICENSEE and others; (ii) use and distribution of NAVTECH NAVSTREETS marketing collateral; and (iii) follow-up contact by LICENSEE with substantially all potential End-Users of NAVTECH NAVSTREETS data that express interest therein during conduct of the trade show display and provide LICENSEE with information for making such follow-up.

D/LVK/786127.1	Page 12

IV.	Number of full time employees of LICENSEE dedicated solely to NAVTECH NAVSTREETS sales (check one):
☒ None (no discount)
o 1 (discount of 3%)
o 3 (discount of 5%)
o 5 (discount of 7%)
o 10 (discount of 10%)	Discount: - %	/s/ signed	/s/ signed
V.

The inclusion of the following selected features in one or more packaged Applications utilizing NAVTECH NAVSTREETS data, provided that such packaged Applications are available from LICENSEE for at least six (6) months of the annual period (check one or more):

	Feature	Discount based on Number of Packaged Applications:
		One		Two or more
o	NAVTECH NAVSTREETS is the sole data source available from LICENSEE for the Application	☒ 2%		o 5%
o	NAVTECH NAVSTREETS is bundled with the Application		☒ 2%		o 3%
o	Application has a Windows-based graphical user interface		☒ 1%		o 2%
o	Application has routing algorithm utilizing:
	o vector formatted data	o 1%		o 2%
	o street geometry		o 1%		o 2%
	o attributes from all of the layers of Streets, Addresses,		o 2%		o 4%
Z-Levels and Condition/Driving Manoeuvres
o	NAVTECH NAVSTREETS data stored/accessed in	☒ 1%		o 2%
a closed (i.e., non-public) format
________	Discount: 6%			/s/ signed /s/ signed

TOTAL PRINCIPAL DISCOUNT: 19% (Maximum of 50%)	/s/ signed	/s/ signed

D/LVK/786127.1	Page 13

EXHIBIT E

TRADEMARKS

NAVSTREETS

TM

NAVTECH ON BOARD

N A V T E C H
O N B O A R D

®

D/LVK/786127.1	Page 14

EXHIBIT F

END-USER TERMS

GIS APPLICATIONS

PLEASE READ THIS END USER TERMS CAREFULLY BEFORE USING THE PRODUCT

This data ("Data') is provided for your personal, non-commercial use only. It is protected by copyright and other laws.

[insert applicable copyright notices and legends per Sections 11.5 and 12.2 of data License & Reseller Agreement]

By using this Data you agree to the following terms and conditions:

You agree to use this Data for solely personal use or, if applicable, for use in your business' internal operations, and not for service bureau, time-sharing or other similar purposes.

You may use this data solely with [insert name of LICENSEE's authorized GIS application or, if not feasible to insert the name, -the geographic information system software application for which it was provided"],, and solely with stand alone computers (if authorized) or one or more central-servers having no more than 350 stationary computer terminals linked thereto via internal network (if authorized). If you are authorized to use this Data on stand alone computers, it may only be used by the number of persons/employees so authorized and for which you have paid the appropriate license fees. If you are authorized to use this Data on a central-server system, it may only be used on the number of central servers so authorized and for which you have paid the appropriate license fees.

Except to save it on hard drives of stand-alone computers or central-servers as authorized in accordance with the preceding paragraph, you may not copy or reproduce all or any portion of this Data, and may not distribute it in any form, for any purpose. You agree not to disassemble, decompile or otherwise reverse engineer the Data, except to the extent expressly permitted by mandatory laws.

Further Restrictions. You may not use this Data with: (i) transmitting driving directions to a ground vehicle; (ii) assisting a driver of a ground vehicle in following a route; (iii) any positioning devices in the ground vehicle, including without limitation, gyroscopes, compasses, wheel sensors, or any other distance, velocity or direction sensors; or (iv) any products, systems or applications installed in or otherwise connected to or in communication with ground vehicles, or capable of ground vehicle navigation, positioning, dispatch, route calculation, real time route guidance, fleet management or similar applications.

No Warranty. This Data is provided to you "as is,' and you agree to use it at your own risk. [LICENSEE] and its suppliers and licensors make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data will be uninterrupted or error-free.

Disclaimer of Warranty: [LICENSEE] AND ITS SUPPLIERS AND LICENSORS DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [LICENSEE] AND ITS SUPPLIERS AND LICENSORS SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE DATA; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS DATA, ANY DEFECT IN THE DATA, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Indemnity. You agree to indemnify and hold harmless [Licensee] and its suppliers and licensors, and their officers, employees and agents, from and against any claim, demand or action, irrespective of the nature of the cause, and

D/LVK/786127.1	Page 15

any liability, loss, cost, expense, damage or injury (including injuries resulting in death) of any kind arising out of or in connection with any use or possession by you of this Data.

Government End Users. If the information is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is licensed with "Restricted Rights." Utilization of the Data is subject to the restrictions specified in the "Rights in Technical Data and Computer Data" clause at DFARS 252.227-7013, or the equivalent clause for non-defense agencies. Manufacturer is Navigation Technologies Corporation, 10400 West Higgins Road, Rosemont, Illinois 60018, USA.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with applicable export laws, rules and regulations.

Governing Law. The above terms and conditions shall be governed by the laws of [insert - The Netherlands" for European NAVTECH Data or - Illinois" for North American NAVTECH Data], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods.

D/LVK/786127.1	Page 16

NT	C O N F I D E N T I A L

TM

SCHEDULE

TERRITORY LICENSE NO. 2

Quick Reference Title:	Solution Reseller EU – GIS (Stand-Alone/Server)

Pursuant to ARTICLE 4 of the Data License & Reseller Agreement (GIS Applications) between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below ("Agreement'), NT, acting also on behalf of its subsidiary Navigation Technologies B.V. (collectively "NT'), and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement.

I.	Parties & Term.
	LICENSEE:	NAVITRAK INTERNATIONAL CORPORATION

	Effective Date of Agreement:	30 March 2001

	Effective Date of Territory License:	30 March 2001

	Expiration Date of Territory License	29 March 2003

II.	Licensed Territory.	Austria, Benelux, Denmark, France, Germany, Italy, Ireland, Portugal, Norway, Spain, Sweden, Switzerland, United Kingdom
Ill.	Licensed NAVTECH Data.
	A.	Content: NAVTECH NAVSTREETS™ Premium and Standard data, as specified in Exhibit A.

B.	Format: ArcView ShapeFile or Maplnfo Tab File, each structured as defined by NT and when available from NT.
C .

Delivery: NT shall deliver the most recent version of the NAVTECH Data generally released by NT initially to LICENSEE within thirty (30) days of the date of execution of this Territory License, and thereafter quarterly during the term of this Territory License. The NAVTECH Data shall be separated into files corresponding to either NT's then-existing standard data coverage areas ("DCAs') pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to LICENSEE for the licensed NAVTECH Data. NT's current standard DCAs are listed in Exhibit B. In the event that any such deliveries include NAVTECH Data for geographic areas outside of the Licensed Territory and/or data elements other than those specified in Exhibit A ("Unlicensed Data'), LICENSEE shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived therefrom.

IV.	Use Rights. Pursuant to Section 4.1 of the Agreement, LICENSEE's Use Rights are limited to:
A.

producing Copies of the NAVTECH Data in a format authorized in Section III(b) above, alone or together with and/or incorporated with the Application and any of the Additional Data authorized in Section V below, on physical storage media, said Copies being based on the most current version of the NAVTECH Data delivered by NT to LICENSEE;

B.

distributing the Copies authorized in (b) above directly or indirectly to End-Users solely in the Licensed Territory and for use in the Licensed Territory, and licensing such End-Users to use such Copies with, and solely for the purposes expressly authorized for, Applications as specified in Section VI below: and

D/LVK/786127.1	Page 1

C.	the following temporary activities, which Use Rights shall automatically terminate on the date on which the stated condition no longer applies:
1.

Until such time as a Format authorized in Section III(b) above becomes available from NT, LICENSEE's Use Rights shall further include the right to convert the NAVTECH Data delivered by NT to LICENSEE to such Format (provided, however, that LICENSEE shall be solely responsible for obtaining any rights from any third parties as may be necessary to convert or use such Format);

2.

Until such time as NAVTECH NAVSTREETS Standard and Base data sets are available from NT, LICENSEE's Use Rights shall further include the right to extract such Standard and Base data sets from the Premium Data set; and

3.

Until such time as the NAVTECH Data is available from NT in coverage areas corresponding to Regions (as identified in NT(s MSRP for those areas within the Licensed Territory), LICENSEE's Use Rights shall further include the right to slice and merge the NAVTECH Data provided in the DCA files to create coverage areas corresponding to such Regions.

V.	Additional Data. Pursuant to Section 11.1(a) of the Agreement, any one or more of the following data types ("Additional Data') may be included by LICENSEE in the Application for use with NAVTECH Data:
Demographic content		Logistics distribution locations
Flood plain content		Psychographic content
Healthcare facilities		Public service access points
Intermodal transportation hubs		Utilities infrastructure
Land use land classification (LULC)		Waterways
Topographic data		Satellite imagery
Orthorectified Photography		Infrared and Thermal Imagery
Terrain and Elevation Data		Aeronautical Charts
Nautical Charts
VI.	Application. GIS Stand Alone and Server Applications, as defined in Exhibit C.
VII.	License, Support & Delivery Fees.

A.

Per Copy License Fees. LICENSEE shall, for each Copy distributed to an End-User, pay NT license fees in the amounts set forth in NT's then-current Manufacturer(s Suggested Retail Price ("MSRP') (NT reserves the right to adjust the MSRP at any time, but not more than twice annually) based on: (i) the NAVTECH data product (i.e., Premium, Standard or Base) contained in the Copy, (ii) the number of employees of the End-User authorized to use the Application ("Authenticated Users') in the case of Stand-Alone Applications or the number of servers authorized for use with the Application in the case of Server Applications, and (iii) the countries and/or Regions (as identified in NT(s MSRP for those areas within the Licensed Territory) contained in the Copy; such MSRP discounted by the Principal Discount as set forth in Exhibit D.

B.	Due Date of Per Copy License Fees. Per Copy License Fees set forth above shall be due within 30 days of the last day of the calendar month in which the Copy was distributed.
C.

Update License Fees. LICENSEE may, during the term of this Territory License, sell in connection with each license of a Copy to an End-User a subscription for the End-User to receive from LICENSEE updates to such Copy on either an annual, semi-annual or quarterly basis (provided, however, that such subscription may not extend beyond the term of this Territory License). A Copy shall constitute an update only if (i) it is distributed on an annual, semi-annual or quarterly basis as contemplated in the preceding sentence, and (ii) it consists of the same countries/Regions and NAVTECH data product (i.e., Premium, Standard or Base) contained in the original Copy. LICENSEE shall, for each subscription for updates sold to an End-User, pay NT the following annual license fees, based on the frequency of updates to be distributed to the End-User in such annual period, which shall be due on the first day of such annual period:

D/LVK/786127.1	Page 2

End-User in such annual period, which shall be due on the first day of such annual period:

1.	Annual Updates: Ten percent (10%) of the license fee for the original Copy distributed to the End-User, for a single update to be distributed to the End-User during the annual period; or
2.

Semi-Annual Updates: Fifteen percent (15%) of the license fee for the original Copy distributed to the End-User, for updates to be distributed to the End-User once semi-annually (i.e., two updates) during the annual period; or

3.

Quarterly Updates: Twenty-five (25) percent of the license fee for the original Copy distributed to the End-User, for updates to be distributed to the End-User once quarterly (i.e., four updates) during the annual period.

D.

Changes in Number of Authenticated Users or Servers. In the event that the number of Authenticated Users or Servers of an End-User increases from the number on which license fees for a Copy distributed to such End-User was originally based, LICENSEE shall pay NT additional license fees for such Copy in the amount of the difference between the license fees originally paid to NT and the license fees that would have been due based on the increased number of Authenticated Users or Servers ("Differential License Fees'). LICENSEE shall report any such increases and pay the Differential License Fees to NT within six (6) months of the first date on which the increase in the number of Authenticated Users or Servers occurred. Differential License Fees paid after such six-month period shall be subject to interest as set forth in Section 5.6 of the Agreement, accruing from the original due date of license fees for such Copy.

E.	Technical Support Fees. The fees for technical support defined in Section IX below are at no charge.
F.

Delivery Services Fees. For each copy of the file(s) corresponding to each geographic coverage area of NAVTECH NAVSTREETS(tm) Premium data, each copy of the file(s) corresponding to each geographic coverage area of NAVTECH NAVSTREETS(tm) Standard data, and each copy of the file(s) corresponding to each geographic coverage area of NAVTECH NAVSTREETS(tm) Base data delivered by NT to LICENSEE pursuant to Section III(c) above, LICENSEE shall pay NT a services fee of DM 250 ("Per Copy Delivery Services Fee'), which shall be due within thirty (30) days of invoice from NT; provided, however, that such Per Copy Delivery Services Fees shall not apply with respect to copies of file(s) corresponding to DCAs (see Exhibit B) during any annual period in which LICENSEE is obligated to pay a Minimum Annual License Fee under Section VIll below.

VIll.

Minimum Annual License Fee. The Minimum Annual License Fee shall be an amount equal to the License Fees commitment specified in Section I of Exhibit D (or as adjusted pursuant to the terms of Exhibit D), and is due in four equal installments (each installment being 1/4th of the total Minimum Annual License Fee amount) due respectively within 30 days of the last day of each quarter of the annual period.

IX.	Technical Support. Pursuant to Section 9.1 of the Agreement, NT shall provide LICENSEE up to ten (10) hours per month of telephonic technical support with the respect to the NAVTECH Data.
X.

Marks & Legends. Pursuant to Section 12.2 of the Agreement, the Marks and Legends specified in Exhibit E (as may be amended by NT from time to time) shall be used in connection with the licensed NAVTECH Data.

XI.

LICENSEE Prices. LICENSEE shall include NT's MSRP in all instances where LICENSEE publishes the price that LICENSEE is charging for the Copy. This requirement shall not apply where the price charged by LICENSEE for the Copy is not identifiable separately from the price charged by LICENSEE for the combined Copy and Application. Notwithstanding the foregoing, LICENSEE is free to determine the prices at which LICENSEE will distribute Copies to End-Users.

XII.	Currency.	Deutsche Marks
XIII.	End-User Terms. Attached as Exhibits F.

D/LVK/786127.1	Page 3

XIV.	Special Provisions. Use of the NAVTECH Data pursuant to this Territory License is strictly limited to LICENSEE's AeroNavitracker Application.

NAVIGATION TECHNOLOGIES CORP.	NAVITRAK INTERNATIONAL CORPORATION

/s/ Lawrence M. Kaplan	/s/ Michael Oliver
Signature	Signature

Print Name: Lawrence M. Kaplan	Name: Michael Oliver
Title: VP & General Counsel	Title: Chief Operating Officer

04/04/01	Date: March 30/01
Date

NAVIGATION TECHNOLOGIES B.V.

/s/ Chris Peters
Signature

Print Name: Chris Peters
Title: VP Finance Europe

April 11, 2001
Date

D/LVK/786127.1	Page 4

EXHIBIT A

NAVTECH NAVSTREETS™ CONTENT SPECIFICATION

NAVTECH NAVSTREETS Premium, Standard and Base data sets consist of 34 layers containing the features and attributes as listed in Tables 1 and 2 below, respectively; provided, however, that features within portions of the Licensed Territory may have only certain of the identified attributes. The NAVTECH NAVSTREETS data does not include any data consisting of features or attributes beyond or different from those specified.

Table 1

Layers

NAVTECH NAVSTREETS™
Layer	Feature	Base[1]	Standard[1]	Premium
1.	Certain Major Highways	x	x	x
2.	Certain Interstate Shields	x	x	x
3.	Certain Secondary Highways	x	x	x
4.	Certain Highway Shields	x	x	x
5.	Certain Railroads	x	x	x
6.	Certain Zones	x	x	x
7.	Certain Administrative Area Boundaries	x	x	x
8.	Certain Oceans	x	x	x
9.	Certain Islands	x	x	x
10.	Certain Waterway Polygons and Segments	x	x	x
11.	Certain Land Use Features	x	x	x
12.	Certain Streets	x	x	x
13.	Certain Addresses		x	x
	Certain Points of Interest (POIs)		x	x
14.	Certain Named Places		x	x
15.	Certain Hospitals		x	x
16.	Certain Parks & Recreation		x	x
17.	Certain Transportation Hubs		x	x
18.	Certain Shopping		x	x
19.	Certain Travel Destinations		x	x
20.	Certain Restaurants		x	x
21.	Certain Entertainment		x	x
22.	Certain Auto Maintenance, Service and Petrol		x	x
23.	Certain Financial Institutions		x	x
24.	Certain Educational Institutions		x	x
25.	Certain Business Facilities		x	x
26.	Certain Parking		x	x
27.	Certain Community Service Centres		x	x
28.	Certain Border Crossings		x	x
29.	Certain Signs			x
30.	Certain Condition/Driving Manoeuvres			x
31.	Certain Condition/Driving Manoeuvres – Date/Time Modifiers			x
32.	Certain Condition/Driving Manoeuvres – Manoeuvre Links			x
33.	Certain Z-Levels			x
34.	Certain Intersections			x

D/LVK/786127.1	Page 5

Table 2

Attributes by Feature

NAVTECH NAVSTREETS™
Layer	Feature	Attributes
1.	Certain Major Highways	1. Link ID 2. Highway Name 3. Language Code 4. Direction on Sign 5. Functional Class 6. Route Type 7. Boat Ferry 8. Rail Ferry
2.	Certain Interstate Shields	1. Link ID 2. Highway Name 3. Highway Name Language Code 4. Direction on Sign
3.	Certain Secondary Highways	(same as Layer 1)
4.	Certain Highway Shields	(same as Layer 2)
5.	Certain Railroads	1. Link ID 2. Railway Name 3. Railway Name Language Code 4. Bridge 5. Tunnel
6.	Certain Zones	1. Link ID 2. Point Number 3. Node lD 4. Z-Level
7.	Certain Administrative Area Boundaries	1. Admin Area ID 2. Admin Area Name 3. Admin Area Name Language Code 4. Admin Area Description
8.	Certain Oceans	1. Ocean ID 2. Ocean Name 3. Ocean Name Language Code 4. Ocean Description
9.	Certain Islands	1. Island ID 2. Island Name 3. Island Name Language Code 4. Island Description
10.	Certain Waterway Polygons and Segments	1. Waterway ID 2. Waterway Name 3. Waterway Name Language Code 4. Waterway Description
11.	Certain Land Use Features	1. Land Use ID 2. Land Use Name 3. Land Use Name Language Code 4. Land Use Description

D/LVK/786127.1	Page 6

12.	Certain Streets

1. Link ID

2. Street Name

3. Street Name Language Code

4. Reference End Intersection ID

5. Non-Reference End Intersection ID

6. Number of Shapepoints

7. Functional Class

8. Speed Category

9. Lane Category

10. Divider Location

11. Direction of Travel

12. Left Area ID

13. Right Area ID

14. Left Postal Code

15. Right Postal Code

16. Number of Left Zones

17. Number of Rights Zones

18. Access Automobiles

19. Access Buses

20. Access Taxis

21. Access Carpools

22. Access Pedestrians

23. Access Trucks

24. Access Through Traffic

25. Access Deliveries

26. Access Emergency Vehicles

27. Paved

28. Private

29. Frontage Road

30. Bridge

31. Tunnel

32. Ramp

33. Tollway

34. POI Access Road

35. Controlled Access

36. Roundabout

37. Intersection Internal

38. Undefined Traffic Area

39. Boat Ferry

40. Rail Ferry

41. Multiply Digitised

42. Maximum Attributes

43. Special Traffic Figure

44. Indescribable

45. Maneouvre

46. Divider Legal

47. In Process Data

48. Urban

49. Route Type

50. Direction on Sign

51. Explicatable

52. Name on Road Sign

53. Postal Name

54. Stale Name

55. Vanity Name

56. Junction Name

57. Exit Number

13.	Certain Addresses

1. Link ID

2. Street Name

3. Street Name Language Code

4. Address Type

5. Left Side Reference Address

6. Left Side Non-Reference Address

7. Left Address Scheme

8. Left Address Format

9. Right Side Reference Address

10. Right Side Non-Reference Address

11. Right Address Scheme

12. Right Address Format

D/LVK/786127.1	Page 7

Certain Points of Interest (POls)
14.	Certain Named Places	1. Link ID 2. POI ID 3. Facility Type 4. Name 5. Name Language Code 6. Name Type 7. Street Number 8. Street Name 9. Street Name Language Code 10. Side 11. Access Type 12. Phone Number 13. Chain ID
15.	Certain Hospitals	(same as Layer 14)
16.	Certain Parks & Recreation	(same as Layer 14)
17.	Certain Transportation Hubs	(same as Layer 14)
18.	Certain Shopping	(same as Layer 14)
19.	Certain Travel Destinations	(same as Layer 14)
20.	Certain Restaurants	(same as Layer 14) 14. Cuisine Type
21.	Certain Entertainment	(same as Layer 14)
22.	Certain Auto Maintenance, Service and Petrol	(same as Layer 14)
23.	Certain Financial Institutions	(same as Layer 14)
24.	Certain Educational Institutions	(same as Layer 14)
25.	Certain Business Facilities	(same as Layer 14)
26.	Certain Parking	(same as Layer 14)
27.	Certain Community Service Centres	(same as Layer 14)
28.	Certain Border Crossings	(same as Layer 14)
29.	Certain Signs	1. Link ID 2. Destination Link ID 3. Sign ID 4. Exit Number 5. Branch Route ID 6. Branch Route Direction 7. Sign Text Type 8. Sign Text 9. Sign Language Code 10. Toward Route ID
30.	Certain Condition/Driving Manoeuvres

1. Link ID

2. Condition ID

3. Condition Type

4. Condition Value

5. Condition Value 2

6. End of Link

7. AR-Auto

8. AR-Bus

9. AR-Taxi

10. AR-Carpools

11. AR-Pedestrians

12. AR-Trucks

13. AR-Through Traffic

14. AR-Deliveries

15. AR-Emergency Vehicles

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31.	Certain Condition/Driving Manoeuvres - Date/'Time Modifiers	1. Link ID 2. Condition ID 3. Date/Time Modifier (DTM) Type 4. Exclude Date 5. From End 6. Reference End 7. Expiration Date 8. Start Time 9. End Time
32.	Certain Condition/Driving Manoeuvres - Manoeuvre Links	1. Link ID 2. Condition ID 3. Manouvre Link ID
33.	Certain Z-Levels	1. Link ID 2. Point Number 3. Node ID 4. Z-Level
34.	Certain Intersections	1. Intersection ID 2. Connecting Link ID

D/LVK/786127.1	Page 9

EXHIBIT B

STANDARD DCAs

DCA:	The United Kingdom
DCA:	Germany
DCA:	France
DCA:	Italy
DCA:	Austria/Switzerland/Northern Italy
DCA:	Sweden/Denmark
DCA:	Benelux
DCA:	Spain/Portugal
DCA:	Eire
DCA:	Norway
DCA:	Finland
DCA:	Liechtenstein

D/LVK/786127.1	Page 10

EXHIBIT C

APPLICATIONS

GIS Applications

Subject to the following restrictions, a "GIS Application' means a computer based-product or service developed by or for LICENSEE solely for use on stand-alone computers ("Stand Alone Application') or a central-server system consisting of a central computer server (which may be a personal computer) and up to 350 stationary computer terminals linked thereto via internal network ("Server Application'), and which uses the NAVTECH Data solely to perform one or more of the functions of (i) marketing analysis, (ii) site selection, (iii) drive time analysis, (iv) distance analysis, (v) customer prospecting, and (vi) capital deployment. The GIS Application allows an airborne operator to a) optimize response time, b) observe, c) communicate and d) record and document for evidentiary purposes; where the NAVTECH data is used for geocoding and reverse geocoding for address resolution and the NAVTECH data may be utilized in for automatic vehicle location.

•

Restriction against Vehicle Navigation. The Application and NAVTECH Data shall not be used or capable of being used with (i) transmitting driving directions to a ground vehicle; (ii) assisting the driver of a ground vehicle in following a route; (iii) any positioning devices in the ground vehicle, including without limitation, gyroscopes, compasses, wheel sensors, or any other distance, velocity or direction sensors; or (iv) any products, systems or applications installed in or otherwise connected to or in communication with ground vehicles, or capable of ground vehicle navigation, positioning, dispatch, route calculation, real time route guidance, fleet management or similar applications.

•

Restriction against Sales Lead Generation. The Application and NAVTECH Data shall not be used for Sales Lead Generation, where Sales Lead Generation means an Application specifically designed to generate sales lead information for End-Users of such Application in the form of ASCII or other text-formatted lists of category-specific business listings which (i) originate from the NAVTECH Data and (ii) include complete mailing addresses for each business. Sales Lead Generation shall not include any Application where mailing address or phone numbers are provided in a bit map graphical images or in another non-text format.

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EXHIBIT D

PRINCIPAL DISCOUNT

The Principal Discount shall be determined by summing the discounts for each of the commitments I through V below elected by LICENSEE-, provided, however, that the Principal Discount may not exceed 50%. In the event that LICENSEE fails to achieve any of its commitments I through V for an annual period ("First Annual Period"), then the Principal Discount for the subsequent annual period ("Second Annual Period") shall be set at a level with respect to each commitment I through V that represents LICENSEE's actual performance during the First Annual Period. LICENSEE and NT may review Principal Discounts for any annual period upon LICENSEE's request, but no more frequently than twice per such annual period.

I.	Minimum annual amount of Per Copy and Update License Fees to NT under Section VII(a)-(b) (check one):
☒ None (no discount)		NT	LICENSEE
o DM 17,000 (discount of 5%)		Initial ____	Initial /s/ signed
o DM 42,500 (discount of 10%)
o DM 85,000 (discount of 20%)
o DM 170,000 (discount of 25%)
o DM 425,000 (discount of 30%)
o DM 850,000 (discount of 40%)	Discount: -%	/s/ signed	/s/ signed

II.	Number of annual Marketing Programs* in the Licensed Territory targeted at promoting NAVTECH NAVSTREETS Sales (check one):
☒ None (no discount)
o 1 (discount of 3%)
o 3 (discount of 5%)
o 5 (discount of 7%)
o 10 (discount of 10%)	Discount: -%	/s/ signed	/s/ signed

* "Marketing Program' means a single, specific program that includes at least four of the following elements and with sufficient staffing and other resources by LICENSEE to execute such program in a professional and commercially reasonable manner: (i) a prominent advertising for NAVTECH NAVSTREETS data (either alone or packaged with an Application) in a focused trade periodical specific to any of the industries of telecommunications, utilities, E911 or transportation ("Industries'); (ii) an action to induce potential End-Users in the Industries to contact LICENSEE to purchase a Copy of NAVTECH NAVSTREETS data (either alone or packaged with an Application); (iii) identification of the MSRP for NAVTECH NAVSTREETS data; (iv) visits by sales representatives of LICENSEE to potential End-Users of NAVTECH NAVSTREETS data (either alone or packaged with an Application); and (v) focused mail solicitations for the purchase of NAVTECH NAVSTREETS data (either alone or packaged together with an Application) targeted at potential End-Users in the any of the Industries.

III.	Number of annual GIS trade shows, in the Licensed Territory and/or directed towards potential End-Users in the Licensed Territory, exhibiting NAVTECH NAVSTREETS data** (check one):
☒ None (no discount)
o 1 (discount of 3%)
o 3 (discount of 5%)
o 5 (discount of 7%)
o 10 (discount of 10%)	Discount: -%	/s/ signed	/s/ signed

** A single, specific trade show shall count towards this commitment where it includes at least each of: (i) clear and prominent display of NAVTECH NAVSTREETS data and which is demonstrated in connection with an Application either in LICENSEE's own booth or in a unique and clearly identified location within a booth shared by LICENSEE and others; (ii) use and distribution of NAVTECH NAVSTREETS marketing collateral; and (iii) follow-up contact by LICENSEE with substantially all potential End-Users of NAVTECH NAVSTREETS data that express interest therein during conduct of the trade show display and provide LICENSEE with information for making such follow-up.

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IV.	Number of full time employees of LICENSEE dedicated solely to NAVTECH NAVSTREETS sales (check one):
☒ None (no discount)
o 1 (discount of 3%)
o 3 (discount of 5%)
o 5 (discount of 7%)
o 10 (discount of 10%)	Discount: - %	/s/ signed	/s/ signed
V.

The inclusion of the following selected features in one or more packaged Applications utilizing NAVTECH NAVSTREETS data, provided that such packaged Applications are available from LICENSEE for at least six (6) months of the annual period (check one or more):

	Feature	Discount based on Number of Packaged Applications:
		One		Two or more
o	NAVTECH NAVSTREETS is the sole data source available from LICENSEE for the Application	☒ 2%		o 5%
o	NAVTECH NAVSTREETS is bundled with the Application		☒ 2%		o 3%
o	Application has a Windows-based graphical user interface		☒ 1%		o 2%
o	Application has routing algorithm utilizing:
	o vector formatted data	o 1%		o 2%
	o street geometry		o 1%		o 2%
	o attributes from all of the layers of Streets, Addresses,		o 2%		o 4%
Z-Levels and Condition/Driving Manoeuvres
o	NAVTECH NAVSTREETS data stored/accessed in	☒ 1%		o 2%
a closed (i.e., non-public) format
________	Discount: 6%			/s/ signed /s/ signed

TOTAL PRINCIPAL DISCOUNT: 6% (Maximum of 50%)	/s/ signed	/s/ signed

D/LVK/786127.1	Page 13

EXHIBIT E

TRADEMARKS

NAVSTREETS

TM

NAVTECH ON BOARD

N A V T E C H
O N B O A R D

®

D/LVK/786127.1	Page 14

EXHIBIT F

END-USER TERMS

GIS APPLICATIONS

PLEASE READ THIS END USER TERMS CAREFULLY BEFORE USING THE PRODUCT

This data ("Data') is provided for your personal, non-commercial use only. It is protected by copyright and other laws.

[insert applicable copyright notices and legends per Sections 11.5 and 12.2 of data License & Reseller Agreement]

By using this Data you agree to the following terms and conditions:

You agree to use this Data for solely personal use or, if applicable, for use in your business ( internal operations, and not for service bureau, time-sharing or other similar purposes.

You may use this data solely with [insert name of LICENSEE's authorized GIS application or, if not feasible to insert the name, -the geographic information system software application for which it was provided"],, and solely with stand alone computers (if authorized) or one or more central-servers having no more than 350 stationary computer terminals linked thereto via internal network (if authorized). If you are authorized to use this Data on stand alone computers, it may only be used by the number of persons/employees so authorized and for which you have paid the appropriate license fees. If you are authorized to use this Data on a central-server system, it may only be used on the number of central servers so authorized and for which you have paid the appropriate license fees.

Except to save it on hard drives of stand-alone computers or central-servers as authorized in accordance with the preceding paragraph, you may not copy or reproduce all or any portion of this Data, and may not distribute it in any form, for any purpose. You agree not to disassemble, decompile or otherwise reverse engineer the Data, except to the extent expressly permitted by mandatory laws.

Further Restrictions. You may not use this Data with: (i) transmitting driving directions to a ground vehicle; (ii) assisting a driver of a ground vehicle in following a route; (iii) any positioning devices in the ground vehicle, including without limitation, gyroscopes, compasses, wheel sensors, or any other distance, velocity or direction sensors; or (iv) any products, systems or applications installed in or otherwise connected to or in communication with ground vehicles, or capable of ground vehicle navigation, positioning, dispatch, route calculation, real time route guidance, fleet management or similar applications.

No Warranty. This Data is provided to you "as is,' and you agree to use it at your own risk. [LICENSEE] and its suppliers and licensors make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data will be uninterrupted or error-free.

Disclaimer of Warranty: [LICENSEE] AND ITS SUPPLIERS AND LICENSORS DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [LICENSEE] AND ITS SUPPLIERS AND LICENSORS SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE DATA; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS DATA, ANY DEFECT IN THE DATA, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Indemnity. You agree to indemnify and hold harmless [Licensee] and its suppliers and licensors, and their officers, employees and agents, from and against any claim, demand or action, irrespective of the nature of the cause, and

D/LVK/786127.1	Page 15

any liability, loss, cost, expense, damage or injury (including injuries resulting in death) of any kind arising out of or in connection with any use or possession by you of this Data.

Government End Users. If the information is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is licensed with "Restricted Rights." Utilization of the Data is subject to the restrictions specified in the "Rights in Technical Data and Computer Data" clause at DFARS 252.227-7013, or the equivalent clause for non-defense agencies. Manufacturer is Navigation Technologies Corporation, 10400 West Higgins Road, Rosemont, Illinois 60018, USA.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with applicable export laws, rules and regulations.

Governing Law. The above terms and conditions shall be governed by the laws of [insert - The Netherlands" for European NAVTECH Data or - Illinois" for North American NAVTECH Data], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods.

D/LVK/786127.1	Page 16